Exhibit 99.2

FIRST CASH
CASA DE EMPEÑO
Y JOYERIA

Tour of Mexico Operations

February 2006

FIRST CASH FINANCIAL SERVICES

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UNITED STATES
Key to States (shown by number on map)
1 AGUASCALIENTES
2 GUANAJUATO
3 QUERETARO
4 HIDALGO
5 MEXICO
6 TLAXCALA
7 DISTRITO FEDERAL
8 MORELOS
9 PUEBLA
Gulf of Mexico
PACIFIC OCEAN
Tropic of Cancer
BAJA CALIFORNIA
BAJA CALIFORNIA SUR
SONORA
CHIHUAHUA
COAHUILA
NUEVO LEON
DURANGO
SINALOA
ZACATECAS
SAN LUIS POTOSI
NAYARIT
JALISCO
COLIMA
MICHOACAN
GUERRERO
VERACRUZ
OAXACA
CHIAPAS
TABASCO
CAMPECHE
YUCATAN
QUINTANA ROO
BELIZE
GUATEMALA
Ciudad Juárez
Ciudad Acuña
Chihuahua
Ciudad Delicias
Monterrey
Saltillo
Reynosa
Matamoros
Nuevo Laredo
Tampico
Ensenada

FIRST CASH FINANCIAL SERVICES

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FIRST CASH
CASA DE EMPEÑO
Y JOYERIA

FIRST CASH FINANCIAL SERVICES

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FIRST CASH
RELOJES
DIAMANTES
ELECTRONICOS
HERRAMIENTAS

FIRST CASH FINANCIAL SERVICES

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CASA DE
EMPEÑO
y
JOYERIA
FIRST CASH
RELOJES - DIAMANTES - ELECTRONICOS -HERRAMIENTAS

FIRST CASH FINANCIAL SERVICES

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FC
FIRST CASH
EMPEÑOS
FC
FIRST CASH
RELOJES
DIAMANTES
CASA DE EMPEÑO Y JOYERIA
ELECTRONICOS
HERRAMIENTAS

FIRST CASH FINANCIAL SERVICES

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FC
FIRST CASH
CASA DE EMPEÑO Y JOYERIA

FIRST CASH FINANCIAL SERVICES

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EMPEÑOS
FIRST CASH
RELOJES
DIAMANTES
CASA DE EMPEÑO Y JOYERIA
ELECTRONICOS
HERRAMIENTAS

FIRST CASH FINANCIAL SERVICES

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FIRST CASH
CASA DE
EMPEÑO Y JOYERIA
HORARIO
RELOJES
DIAMANTES

FIRST CASH FINANCIAL SERVICES

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FIRST CASH
CASA DE EMPEÑO
ROLEX - JOYERIA - DIAMANTES
HERRAMIENTAS - ELECTRONICA
FIRST CASH
OPEN

FIRST CASH FINANCIAL SERVICES

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FIRST CASH:
USTED ES
Feliz Día

FIRST CASH FINANCIAL SERVICES

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COMPRAMOS TU
PEDACERIA DE ORO

FIRST CASH FINANCIAL SERVICES

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EPARC LA JOYERIA QUE MAS LE GUSTE

FIRST CASH FINANCIAL SERVICES

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FIRST CASH
CASA DE EMPEÑO
ROLEX - JOYERIA - DIAMANTES
HERRAMIENTAS - ELECTRONICA

FIRST CASH FINANCIAL SERVICES

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 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

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FIRST CASH FINANCIAL SERVICES

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FIRST CASH FINANCIAL SERVICES

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FIRST CASH FINANCIAL SERVICES

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FIRST CASH FINANCIAL SERVICES

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FIRST CASH FINANCIAL SERVICES

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FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

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FIRST CASH FINANCIAL SERVICES

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FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES

 [GRAPHIC APPEARS HERE]

FIRST CASH FINANCIAL SERVICES